EXHIBIT 10.13


Summary of Guaranty Contract of Maximum Amount by and among Longgang Division, Shenzhen Development Bank, Development and Construction (Group) Company Limited by Shares of Changchun Economic & Technology Development District ("Changchun Co"), Jilin Provincial Huaruan Technology Company Limited by Shares ("Huaruan Company"), Xiangqian Li, Yanlong Zou, Fenghua Li, Jimin Li, Jiajun Huang, Baicheng Zhou, Jinghui Wang, Yongbin Han, Shuquan Zhang, Xinrong Yang, Yunfei Li and Weiqiang Zhang dated as of April 1, 2004.

         Changchun Co, Huaruan Company and 12 shareholders of Shenzhen BAK Battery Co., Ltd. (Xiangqian Li, Yanlong Zou, Fenghua Li, Jimin Li, Jiajun Huang, Baicheng Zhou, Jinghui Wang, Yongbing Han, Shuquan Zhang, Xinrong Yang, Yunfei Li, Weiqiang Zhang) (collectively, the "Shareholders") signed a guaranty on April 1, 2004 in relation to the Comprehensive Credit Facilities Agreement (the "Agreement") as summarized in Exhibit 10.12. In the guaranty, Changchun Co, Huaruan Company and the Shareholders undertake to assume joint and several liabilities for the obligations of Shenzhen BAK Battery Co., Ltd. under the Agreement, subject to the maximum security amounts of RMB 100,000,000 Yuan, RMB 50,000,000 Yuan and RMB 150,000,000 Yuan for each shareholder respectively. The guaranty has a term of April 1, 2004 to April 1, 2007.